UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 24, 2025

Endeavor Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40373	83-3340169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 Wilshire Boulevard, 3rd Floor
Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 285-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	EDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Acquisition of Endeavor by Silver Lake

On March 24, 2025 (the “Closing Date”), Silver Lake completed the previously announced acquisition of Endeavor Group Holdings, Inc., a Delaware corporation (the “Company”, and such acquisition completion, the “Closing”), pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 2, 2024, by and among the Company, Endeavor Manager, LLC, a Delaware limited liability company and subsidiary of the Company (“Manager”), Endeavor Operating Company, LLC, a Delaware limited liability company and a subsidiary of Manager and indirect subsidiary of the Company (“OpCo” and, together with the Company and Manager, the “Company Entities” and each, a “Company Entity”), Endeavor Executive Holdco, LLC, a Delaware limited liability company (“Executive Holdco”), Endeavor Executive II Holdco, LLC, a Delaware limited liability company (“Executive II Holdco”), Endeavor Executive PIU Holdco, LLC, a Delaware limited liability company (together with Executive Holdco and Executive II Holdco, the “Executive Holdcos”), Wildcat EGH Holdco, L.P., a Delaware limited partnership (“Holdco Parent”), Wildcat OpCo Holdco, L.P., a Delaware limited partnership (“OpCo Parent” and, together with Holdco Parent, the “Parent Entities” and each, a “Parent Entity”), Wildcat PubCo Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Holdco Parent (“Company Merger Sub”), Wildcat Manager Merger Sub, L.L.C., a Delaware limited liability company and a wholly-owned subsidiary of Company Merger Sub (“Manager Merger Sub”), and Wildcat OpCo Merger Sub, L.L.C., a Delaware limited liability company and wholly-owned subsidiary of OpCo Parent (“OpCo Merger Sub” and, together with Manager Merger Sub and Company Merger Sub, the “Merger Subs” and each, a “Merger Sub”).

Pursuant to the Merger Agreement, (a) OpCo Merger Sub merged with and into OpCo, with OpCo surviving the merger, collectively owned, directly or indirectly, by the Company, OpCo Parent, Manager and certain holders of equity interests in the Company and OpCo (each, a “Rollover Holder”) (the “OpCo Merger”), (b) immediately following the OpCo Merger, Manager Merger Sub merged with and into Manager, with Manager surviving the merger, wholly-owned by the Company (the “Manager Merger”), and (c) immediately following the Manager Merger, Company Merger Sub merged with and into the Company, with the Company surviving the merger, collectively owned, directly or indirectly, by Holdco Parent and certain Rollover Holders (the “Company Merger” and, together with the Manager Merger and the OpCo Merger, the “Mergers” and, together with the other transactions contemplated by the Merger Agreement, collectively, the “Transactions”).

At the effective time of the Company Merger (the “Effective Time”), each share of the Company’s common stock (“Common Stock”) outstanding immediately prior to the Effective Time were automatically cancelled and converted into the right to receive $27.50 in cash (the “Company Merger Consideration”), without interest and subject to applicable withholding taxes, other than with respect to the Excluded Shares, Rollover Shares and Appraisal Shares (each as defined below).

The “Excluded Shares” are (i) (a) shares of Common Stock owned by the Company, Manager or OpCo or any of OpCo’s direct or indirect wholly owned subsidiaries, (b) shares of Common Stock owned by the Merger Subs, the Parent Entities, any of Parent Entities’ direct or indirect wholly owned subsidiaries, or any affiliate of the Parent Entities designated in writing by the Parent Entities to the Company at least two business days prior to the Effective Time, and (c) shares of Class X common stock of the Company, par value $0.0001 per share, and Class Y common stock of the Company, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time. The “Rollover Shares” are certain shares of Common Stock held by Rollover Holders intended to remain outstanding. The “Appraisal Shares” are shares of Common Stock owned by stockholders of the Company who have validly demanded and not withdrawn appraisal rights in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”).

At the effective time of the Manager Merger (the “Manager Merger Effective Time”), each common unit of Manager (“Manager Membership Interest”) outstanding immediately prior to the Manager Merger Effective Time (subject to certain exceptions, including each Manager Membership Interest owned by the Company or the Manager immediately prior to the Manager Merger Effective Time) were automatically cancelled and converted into the right to receive $27.50 in cash (the “Manager Merger Consideration”), without interest and subject to applicable withholding taxes and certain deferrals to take into account certain terms of the existing Manager Membership Interests.

At the effective time of the OpCo Merger (the “OpCo Merger Effective Time”), each common unit of OpCo (“OpCo Membership Interest”) outstanding immediately prior to the OpCo Merger Effective Time were automatically cancelled and converted into the right to receive $27.50 in cash (the “OpCo Merger Consideration”), without interest and subject to applicable withholding taxes and certain deferrals to take into account certain terms of the existing OpCo Membership Interests, other than with respect to the Excluded Units and the Rollover Units (each as defined below).

The “Excluded Units” are OpCo Membership Interests owned by the Company, Manager, OpCo, any direct or indirect wholly-owned subsidiary of OpCo, the Parent Entities, or any direct or indirect wholly-owned subsidiary of the Parent Entities. The “Rollover Units” are certain equity interests in OpCo held by Rollover Holders intended to remain outstanding.

In addition, at the OpCo Merger Effective Time, each profits unit of OpCo (“OpCo Profits Unit”) outstanding immediately prior to the OpCo Merger Effective Time (subject to certain exceptions, including Rollover Units) were automatically cancelled and converted into the right to receive the OpCo Merger Consideration less the “strike price” of such OpCo Profits Unit in cash (the “OpCo Profits Units Merger Consideration” and, together with the OpCo Merger Consideration, the Manager Merger Consideration and the Company Merger Consideration, with respect to such applicable equity securities, the “Merger Consideration”), without interest and subject to applicable withholding taxes and certain deferrals to take into account certain terms of the existing OpCo Profits Units.

As a result of the Company Merger, each outstanding restricted stock unit subject to service-based vesting conditions (each, a “Company RSU”) or performance-based vesting conditions (each, a “Company PSU”), pursuant to which the holder has a right to receive shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) (or cash in an amount determined by reference to the value thereof) following the vesting or lapse of restrictions applicable to such restricted stock unit, that had vested but was not yet settled as of the Effective Time was automatically cancelled and converted into the right to receive an amount in cash equal to the product of (a) the Company Merger Consideration and (b) the number of shares of Class A Common Stock subject to such Company RSU or Company PSU, subject to certain tax deductions or withholdings as a result of the Transactions. Each Company PSU that was unvested as of the Effective Time was automatically cancelled without any cash payment being made in respect thereof.

In addition, at the Effective Time, each outstanding option to acquire Class A Common Stock (each, a “Company Option”) that had vested was automatically cancelled and converted into the right to receive an amount in cash, without interest and subject to certain tax deductions or withholdings as a result of the Transactions, equal to the product of (a) the number of shares of Class A Common Stock subject to such Company Option, multiplied by (b) the Company Merger Consideration less the exercise price per share of such Company Option, in effect immediately prior to the Effective Time. Any Company Option that was unvested at the Effective Time or that had an exercise price per share equal to or greater than the Company Merger Consideration was automatically cancelled without any cash payment being made in respect thereof.

The Executive Committee of the Company determined that each outstanding Company RSU that was not yet vested as of the Effective Time (each, an “Unvested Company RSU”) and held by an employee was cancelled and converted into the right to receive an amount in cash equal to the product of (a) the number of shares of Class A Common Stock subject to such Unvested Company RSU, multiplied by (b) the Company Merger Consideration, which cash amount will vest and become payable at the same time as the Unvested Company RSU would have vested and been payable pursuant to its terms, including the applicable employee’s continued employment, subject to certain tax deductions or withholdings. In addition, the Executive Committee of the Company determined that each Unvested Company RSU held by a non-employee independent director at the Effective Time was cancelled and converted into the right to receive an amount in cash equal to the product of (x) the Company Merger Consideration and (y) the number of shares of Class A Common Stock subject to such Company RSU, payable immediately following the Closing.

As a result of the Transactions, as of the Effective Time, Silver Lake and its affiliates beneficially own approximately 87% of the total voting securities of the Company.

The Merger Agreement and the Transactions were previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on April 2, 2024.

SD&T Asset Disposition

In addition, on the Closing Date, WME IMG, LLC (“WME IMG”), an indirect controlled subsidiary of the Company, completed the previously announced disposition of OB US Parent LLC and IMG Arena US Parent, LLC to OB Global Holdings LLC, an entity affiliated with Ariel Emanuel and certain members of OpenBet management (the “SD&T Asset Disposition”), pursuant to the Transaction Agreement, dated as of November 11, 2024, by and among WME IMG, OB Global Holdings LLC, OB US Parent LLC and IMG Arena US Parent, LLC (“IMG Arena”) (the “SD&T Transaction Agreement”).

The SD&T Transaction Agreement and the transactions contemplated thereby were previously described in the Company’s Current Report on Form 8-K filed with the Commission on November 12, 2024.

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the Transactions, prior to the Closing, the Company entered into Amendment No. 1 (the “TRA Amendment”) to the Tax Receivable Agreement, dated as of April 28, 2021 (as amended, the “Tax Receivable Agreement”), by and among the Company and the other parties thereto. The TRA Amendment provides that transfers of equity interests in OpCo by parties to Tax Receivable Agreement for cash, undertaken in connection with the Transactions or transfers of Rollover Units after the closing of the Transactions, will be treated as covered exchanges under the Tax Receivable Agreement.

The foregoing description of the TRA Amendment is not complete and is qualified in its entirety by reference to the TRA Amendment, a copy of which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

On the Closing Date, the Company repaid all loans and terminated all credit commitments outstanding under the First Lien Credit Agreement, dated as of May 6, 2014, by and among the WME IMG Holdings, LLC, WME IMG, William Morris Endeavor Entertainment, LLC, IMG Worldwide Holdings, LLC, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

In addition, on the Closing Date, the Registration Rights Agreement, dated as of April 28, 2021 (the “Registration Rights Agreement”), by and among the Company and the stockholders party thereto and the Stockholders Agreement, dated as of April 28, 2021 (the “Stockholders Agreement”), by and among the Company and the stockholders party thereto were each terminated by the requisite parties in accordance with the terms thereof.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the “Explanatory Note” of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the “Explanatory Note” and Item 2.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.01.

In connection with the consummation of the Transactions, on March 24, 2025, the Company notified the New York Stock Exchange (the “NYSE”) that the Transactions had closed and requested that the NYSE (a) suspend trading of the Class A Common Stock, (b) remove the Class A Common Stock from listing on the NYSE prior to the open of trading on March 24, 2025 and (c) file with the Commission a notification of delisting of the Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Class A Common Stock will no longer be listed on the NYSE. Trading of the Class A Common Stock on the NYSE was halted prior to the opening of trading on the Closing Date.

Additionally, the Company intends to file with the Commission certifications on Form 15 under the Exchange Act requesting the deregistration of the Class A Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act as promptly as practicable.

Item 3.03.	Material Modification of Rights of Security Holders.

The information set forth in the “Explanatory Note” and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

In connection with the Transactions and at the Effective Time, subject to certain exceptions as described above, holders of Common Stock immediately prior to such time ceased to have any rights as stockholders in the Company (other than their right to receive the Merger Consideration pursuant to the Merger Agreement).

Item 5.01.	Change in Control of Registrant.

The information set forth in the “Explanatory Note” and Items 2.01, 3.01, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Company Merger, a change in control of the Company occurred. Pursuant to the Merger Agreement, at the Effective Time, Company Merger Sub merged with and into the Company, with the Company surviving the merger, collectively owned, directly or indirectly, by Holdco Parent and certain Rollover Holders.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the “Explanatory Note” and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Patrick Whitesell will become the CEO and Founder of a new platform in partnership with Silver Lake to invest in and scale properties and IP across sports, media, and entertainment.

In connection with the Transactions, each of Fawn Weaver, Ursula Burns and Jacqueline Reses resigned from the board of directors of the Company (the “Board”) and the committees thereof on which they serve, effective as of the Effective Time.

In connection with the Transactions, Karen King, John Suo and Mark Shapiro were appointed to the Board, effective as of the Effective Time. Ariel Emanuel, Egon Durban and Stephen Evans remained on the Board following the Effective Time.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the “Explanatory Note” and Items 2.01 and 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws were each amended and restated in its entirety, and immediately thereafter, the Company’s Second Amended and Restated Certificate of Incorporation was again amended and restated in its entirety. The Third Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws currently in effect are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On March 24, 2025, the Company and Silver Lake issued a joint press release announcing the closing of the Transactions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, on March 24, 2025, the Company issued a press release announcing the closing of the SD&T Asset Disposition. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information included under this Item 7.01 (including Exhibits 99.1 and 99.2 hereto) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of April 2, 2024, by and among Endeavor Group Holdings, Inc., Endeavor Executive Holdco, LLC, Endeavor Executive II Holdco, LLC, Endeavor Executive PIU Holdco, LLC, Endeavor Manager, LLC, Endeavor Operating Company, LLC, Wildcat EGH Holdco, L.P., Wildcat OpCo Holdco, L.P., Wildcat PubCo Merger Sub, Inc., Wildcat OpCo Merger Sub, L.L.C., Wildcat Manager Merger Sub L.L.C., Endeavor Executive Holdco, LLC, Endeavor Executive II Holdco, LLC and Endeavor Executive PIU Holdco, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on April 3, 2024).

3.1	Third Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

10.1*	Transaction Agreement, dated as of November 11, 2024, by and among WME IMG, LLC, OB Global Holdings LLC, OB US Parent LLC and IMG Arena US Parent, LLC (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on November 12, 2024).

10.2*	Amendment No. 1, dated as of March 24, 2025, to the Tax Receivable Agreement, dated as of April 28, 2021, by and among Endeavor Group Holdings, Inc. and the Post-IPO TRA Holders.

99.1	Joint Press Release of Endeavor Group Holdings, Inc. and Silver Lake, dated March 24, 2025.

99.2	Press Release of Endeavor Group Holdings, Inc., dated March 24, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules (or similar attachments) upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOR GROUP HOLDINGS, INC.

By:	/s/ Jason Lublin
Name:	Jason Lublin
Title:	Chief Financial Officer

Date: March 24, 2025